AUGUST 9, 2018

SUPPLEMENT TO

HARTFORD SMALL CAP CORE FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective November 1, 2018, the name, principal investment strategy, portfolio manager and benchmark of the Hartford Small Cap Core Fund (the “Fund”) will change. Accordingly, effective November 1, 2018, the above referenced Summary Prospectus is revised as follows:

(1)	The reference to Hartford Small Cap Core Fund is deleted and replaced with Hartford Small Cap Value Fund.

(2)	Under the heading “Principal Investment Strategy,” the first paragraph is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), primarily invests in securities it believes are undervalued in the marketplace. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.

(3)	Under the heading “Principal Risks,” “Quantitative Investing Risk” and “Active Trading Risk” are deleted in their entirety and the following risks are added:

Value Investing Style Risk − Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk − Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.

Currency Risk − The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.

(4)	Under the heading “Past Performance – Average Annual Total Returns,” the sub-section entitled “Average Annual Total Returns” is deleted in its entirety and replaced with the following:

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). As of December 31, 2017, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2017, Class R6 shares had not commenced operations and performance is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2017 (including sales charges)*
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	3.41%	10.18%	6.12%
– After Taxes on Distributions	2.33%	8.13%	5.10%
– After Taxes on Distributions and Sale of Fund Shares	2.81%	7.60%	4.69%
Share Classes (Return Before Taxes)
Class T	6.69%	10.88%	6.45%
Class C	7.65%	10.61%	5.96%
Class I	9.86%	11.64%	6.82%
Class R3	9.23%	11.20%	6.74%
Class R4	9.53%	11.54%	6.94%
Class R5	9.88%	11.88%	7.14%
Class R6	9.97%	11.92%	7.16%
Class Y	9.97%	11.92%	7.16%
Class F	9.96%	11.66%	6.83%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
*	Effective November 1, 2018, the Fund changed its benchmark to the Russell 2000 Value Index from the Russell 2000 Index because the Investment Manager believes it better reflects the Fund’s revised investment strategy.
(5)	Under the heading “Management,” David J. Elliott, CFA is removed from the table and the following is added:

Portfolio Manager	Title	Involved with Fund Since
Sean Kammann	Managing Director and Equity Portfolio Manager	2018

The changes described above to the Fund’s principal investment strategy will likely cause the Fund to realize capital gains and incur transaction costs. If you have questions regarding the tax consequences applicable to your investment in the Fund, you should consult your tax advisor. This Supplement should be retained with your Summary Prospectus for future reference.

HV-7402	August 2018